Exhibit 99.1

Christian Waage Appointed General Counsel of Receptos

SAN DIEGO, CA, November 26, 2013 — Receptos, Inc. announced today that Christian Waage has been appointed Senior Vice President and General Counsel of the Company.

Mr. Waage joins Receptos from Websense Inc., where he served as Vice President and General Counsel from 2012 until its acquisition in 2013. Prior to Websense, he served as Vice President and General Counsel of Ardea Biosciences from 2008 until its acquisition in 2012.  Prior to Ardea Biosciences, Mr. Waage practiced law for over a decade at DLA Piper, where he was a Partner.  He received a JD from the University of San Diego School of Law and a Bachelor’s degree in Economics from the University of California, San Diego.

“Christian brings tremendous legal experience both in the biotechnology sector and more broadly,” said Faheem Hasnain, President and Chief Executive Officer of Receptos. “Christian’s leadership and guidance will support our efforts as we execute on our development programs, including our ongoing Phase 2/3 study of RPC1063 in relapsing multiple sclerosis as well as our Phase 2 study in ulcerative colitis.”

Added Mr. Waage, “I see a great deal of promise in Receptos’ pipeline of therapeutics as well as its skilled leadership team. Receptos is a fast-moving company with a history of strong execution, and I look forward to our evolution into a late-stage clinical development organization.”

Forward-Looking Statements

Statements contained in this release, other than statements of historical fact, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  The words “expects,” “believes,” “anticipates,” “may,” “intends,” “plans,” “potential” and similar expressions are intended to identify forward-looking statements.  These forward-looking statements do not constitute guarantees of future performance.  Investors are cautioned that forward-looking statements, including without limitation statements regarding  development and future potential of the Company’s product candiates, constitute forward-looking statements.  Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated.  These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect.  Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include without limitation risks associated with the process of discovering, developing and commercializing drug candidates that are safe and effective for use as human therapeutics.  These and other risks regarding the Company’s financial position and research and development programs are described in detail in the Company’s SEC filings, including the Company’s Quarterly Reports on Form 10-Q and the Registration Statement on Form S-1 which was declared effective on May 8, 2013.  All forward-looking statements contained in this release speak only as of the date on which they were first made by the Company, and the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after such date.

About Receptos

Receptos is a biopharmaceutical company developing therapeutic candidates for the treatment of immune and metabolic diseases. The Company’s lead program, RPC1063, is a sphingosine 1-phosphate 1 receptor (S1P1R) small molecule modulator candidate for immune indications, including relapsing multiple sclerosis (RMS) and inflammatory bowel disease (IBD). The Company is also developing RPC4046, an anti-interleukin-13 (IL-13) antibody for an allergic/immune-mediated orphan disease, eosinophilic esophagitis (EoE). Receptos has established expertise in high resolution protein crystal structure determination, biology and drug discovery for G-protein-coupled receptors (GPCRs).

Media and Investor Contacts:

Graham K. Cooper

Chief Financial Officer, Receptos

(858) 652-5708

gcooper@receptos.com

Michael Rice

LifeSci Advisors, LLC
(646) 597-6979

mrice@lifesciadvisors.com